HFI Highbury Financial Inc.

Permanent Capital Solutions for Investment Managers

999 18th Street, Suite 3000
Denver, Colorado 80202
T: (303) 357-4802
F: (303) 893-2902

535 Madison Avenue, 19th Floor
New York, New York 10022
T: (212) 688-2341
F: (212) 688-2343

www.highburyfinancial.com

Forward-Looking Statement

The following slide show was furnished to the Securities and Exchange Commission (SEC) as part of a Current Report on Form 8-K filed by Highbury Financial Inc. (Highbury) with the SEC on March 28, 2008.

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to Highbury's and Aston Asset Management LLC's (Aston) future financial or business performance, strategies and expectations. Forward-looking statements are typically identified by words or phrases such as "trend," "potential," "opportunity," "pipeline," "believe," "comfortable," "expect," "anticipate," "current," "intention," "estimate," "position," "assume," "outlook," "continue," "remain," "maintain," "sustain," "seek," "achieve," and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "may" and similar expressions.

Highbury cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and Highbury assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

In addition to factors previously disclosed in Highbury's SEC filings and those identified elsewhere in this presentation, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of advised or sponsored investment products; (4) the impact of increased competition; (5) the impact of capital improvement projects; (6) the impact of future acquisitions or divestitures; (7) the unfavorable resolution of legal proceedings; (8) the extent and timing of any share repurchases; (9) the impact, extent and timing of technological changes and the adequacy of intellectual property protection; (10) the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to Highbury; (11) terrorist activities and international hostilities, which may adversely affect the general economy, financial and capital markets, specific industries, and Highbury; (12) the ability to attract and retain highly talented professionals; and (13) the impact of changes to tax legislation and, generally, the tax position of Highbury.

Highbury's filings with the SEC, accessible on the SEC's website at http://www.sec.gov, discuss these factors in more detail and identify additional factors that can affect forward-looking statements.

Overview of Highbury Financial Inc.

- Publicly traded investment management holding company with $5.1 billion of AUM as of December 31, 2007
- Objective is to partner with dynamic, accomplished firms seeking long-term growth
  - Provide permanent capital solutions to owners of investment management firms
  - Diversify by asset class, investment style, distribution channel, client type and management team
- Access to proprietary mutual fund sales, marketing, operations, compliance, finance and administration resources of Aston Asset Management LLC
  - 17 wholesalers, approximately 400 selling agreements
  - Co-branded, sub-advised model
- Access to Berkshire Capital's proprietary deal flow, strategic guidance and extensive network of contacts throughout the U.S. and Europe

Financial Highlights

(all data in millions, except per share amounts)	Year Ended December 31, 2007
Total revenue	$ 42.1
Net income	$ 0.9
Adjusted EBITDA (unaudited) *	$ 5.7
Cash Net Income (unaudited) *	$ 4.5
EPS - basic	$ 0.09
EPS - diluted	$ 0.08
Shares outstanding - basic **	9.5
Shares outstanding - diluted **	10.8
	At December 31, 2007
Cash and investments **	$ 11.9
Debt	$ 0.0
Potential future warrant proceeds (15.8 million warrants) **	$ 79.1

* Note: Definitions for these metrics are provided on pages 31 and 32

** Note: Since December 31, 2007, Highbury has repurchased 0.4 million shares and 1.8 million warrants, thereby reducing cash by $3.6 million and potential future warrant proceeds by $9.2 million. At March 18, 2008 Highbury had 9.1 million shares and 14.0 million warrants outstanding.

Strong Core Shareholder Group

- 10 employees of Berkshire Capital, the leading merger and acquisition advisor to the investment management industry
- Caledonia Investments plc, a UK investment trust controlled by the Cayzer family with market capitalization of US$2.3 billion at December 31, 2007
- Anchor investors include premier investment management firms
  - Wellington Management Company, LLP
  - Clayton Management Company
  - Potomac Capital Management, Inc.
  - Talon Asset Management, LLC
  - Context Capital Management, LLC
  - Royce & Associates, LLC
  - North Star Asset Management Inc.
  - Second Curve Capital, LLC
  - Pine River Capital Management, L.P.
  - Barrett Associates (Legg Mason Financial Services Fund)
  - Robert W. Baird & Company Inc.
  - Baldwin Brothers, Inc.
  - SEI Investments Company (SEI Small Cap Growth Fund)
  - J. & W. Seligman & Co. (Seligman Global Smaller Companies Fund)

Directors and Officers

	Background	Transactions	Experience	Education
R. Bruce Cameron, CFA Chairman	President & Co-Founder, Berkshire	221 transactions $9.7 billion value	25 yrs Berkshire 30 yrs total	Harvard MBA Trinity BA
Richard S. Foote, CFA President, CEO & Director	Managing Director, Berkshire	29 transactions $2.2 billion value	14 yrs Berkshire 23 yrs total	Harvard BA
R. Bradley Forth, CFA EVP & CFO	Vice President, Berkshire	18 transactions $1.3 billion value	7 yrs Berkshire 7 yrs total	Duke BS & BA
Aidan J. Riordan Director	Partner, Calvert Street Capital Partners	$1.3 billion total $500 million CSCP	5 yrs CSCP 14 yrs total	Columbia MBA Pennsylvania BA

Experienced Team & Resources

Quality reputation and transaction track record	Wealth of industry relationships	Value-added proprietary resources
Public vehicle for permanent capital	SUCCESSFUL PARTNERSHIP	Capability and commitment
Focus on sustained growth and stability	Flexible structures	Sponsorship by Berkshire Capital partners and industry leaders

Business Strategy Highlights

- Acquire majority equity positions in investment management firms with significant growth potential
- Partner with superior management teams
  - Corporate divestitures
  - Management buyouts
  - Liquidity to unwind strategic joint ventures
  - Liquidity for departing individual partners
  - Diversification for founders and transition to next generation
  - Exit strategies for private equity funds
- Affiliates to operate independently
  - Highbury not active in day-to-day management
  - Retained ownership interest by affiliate management aligns interests with Highbury's shareholders
- Seek diversified affiliates to provide growth potential with reduced downside risk

Investment Management Firms Provide Attractive Economics to Owners


Upward Market Bias
Increasing Demand
Low Financial Capital Requirements
GROWING MARGINS AND ROI
High Cash Flow
High Intellectual Capital Requirements
High Operating Leverage

Variety of Target Types


Institutional Managers
Mutual Funds
High Net Worth
Real Estate
SUCCESSFUL BUSINESS COMBINATIONS
Turnkey Investment Management
Private Equity
Hedge Funds
Funds of Funds

Robust Deal Flow Within Investment Management Industry


Total Transaction Value ($B)
$60
$40
$20
$0
$7
$17
$36
$16
$10
$9
$9
$16
$47
$39
98
99
00
01
02
03
04
05
06
07


Number of Transactions
200
150
100
50
0
97
103
126
130
143
135
132
136
167
198
98
99
00
01
02
03
04
05
06
07

Source: Berkshire Capital Securities LLC

Partnership Criteria

Management integrity, character and ethics

↓

Shared goals, values and alignment of interests

↓

Team and/or successors committed for 7 years or more

↓

Sustainable revenue growth of 10% or more

↓

Operating leverage from fixed cost base

↓

Pre-tax profits of $5 - $40 million

↓

Founder diversification
Partner buyout
MBO

SUCCESSFUL BUSINESS COMBINATION

Compelling Opportunity for Investment Managers

- Structuring flexibility to preserve current value and maximize potential
  - Highbury able to negotiate and execute transaction efficiently to minimize risk
  - No integration (unlike strategic sale)
  - No interference with day-to-day management
- Permanent capital solution
  - No future liquidity event or exit strategy required (unlike private equity sources)
  - Ongoing value creation for management through equity ownership
  - Equity recycling to next generation of management to ensure long-term stability and growth
  - Joint ownership by Highbury and management provides alignment of interests
- Ongoing strategic input from Highbury and Aston
  - Access to proprietary mutual fund sales, marketing, operations, compliance, finance and administrative resources (17 wholesalers, approximately 400 selling agreements)
  - Introductions to new business opportunities
  - Industry insights and professional relationships
  - Employee compensation, incentive, retention and succession structures
  - Marketing, distribution and competitive positioning strategies
  - Valuations

Overview of Revenue Sharing

- Revenues divided into operating allocation and owners' allocation
  - Operating allocation covers all expenses associated with the business; any residual income after expenses is additional compensation to the management team
  - Owners' allocation is distributed pro rata to the equity owners of the business
- Highbury acquires 51% - 80% of the owners' allocation
  - Balance of owners' allocation retained by management
  - Joint ownership provides for alignment of interests
- Preserve integrity and autonomy of affiliate franchise
  - Retain brand
  - Permanent delegation of full operating authority
  - Highbury approval required for limited set of major decisions
  - No integration with legacy investment process or distribution system
  - Contractual protections for all parties in operating agreement
  - Long-term, enforceable restrictive covenants in employment contracts and definitive transaction agreements

Key Drivers of Value

Organic Growth	→	YES
Operational Changes	→	NO
Financial Leverage		
Affiliates	→	NO
Holding Company	→	YES (limited)
P/E Expansion	→	YES
Diversified Group of Partners	→	YES

Strategy Provides Long-Term Value Creation for Shareholders


LONG TERM GROWTH
Range of
Strategic Alternatives
Potential Warrant
Proceeds
Serial
Acquisitions
Prudent Use
of Leverage
Internal
Growth
Initial
Acquisition
✓

Summary

Unique Capital Source

- Permanent equity capital
- Flexible approach to transaction structuring
- Liquidity with retained equity upside
- Permanent full delegation of operations
- No integration with legacy infrastructure

Premier Shareholder Group

- Employees of Berkshire Capital - leading M&A advisor to investment management firms
- Caledonia Investments plc
- Long term fundamental investors

SUCCESSFUL PARTNERSHIP

Compelling Opportunity for Partner

- Flexible structure to maximize value
- Obviates need for future sale process
- Equity incentives for management
- Support and strategic input from Highbury
- Proprietary mutual fund distribution

Aston Funds Supplemental Information

Highlights of Aston Asset Management LLC

- $5.0 billion of mutual fund AUM and $145 million of separate account AUM as of December 31, 2007
- 13 funds opened since closing of acquisition
  - Aston/Optimum Large Cap Opportunity Fund (December 2006)
  - Aston/River Road Small-Mid Cap Fund (March 2007)
  - Aston/Neptune International Fund (August 2007)
  - Aston/Resolution Global Equity Fund (August 2007)
  - Aston/ABN AMRO Global Real Estate Fund (August 2007)
  - Aston/SGA International Small-Mid Cap Fund (November 2007)
  - Aston/Barings International Fund (November 2007)
  - Aston/Montag & Caldwell Mid Cap Growth Fund (November 2007)
  - Aston/Cardinal Mid Cap Value Fund (November 2007)
  - Aston/ClariVest Mid Cap Growth Fund (November 2007)
  - Aston/Smart Allocation ETF Fund (January 2008)
  - Aston/MB Enhanced Equity Income Fund (January 2008)
  - Aston/New Century Absolute Return ETF Fund (March 2008)

Highlights of Aston Asset Management LLC

- Diversified, scalable operating platform
  - 17 wholesalers and additional sales support
  - Approximately 400 selling agreements in place
  - 18 high quality sub-advisors; five with limited non-compete provisions
  - Operations, administration and compliance
- Outstanding management team
  - Shared values of integrity, character and ethics
  - Track record of leading successful growth, internally and by acquisition
  - Distribution, management and operating experience complement Highbury management

Broad Array of High Quality Investment Products

- Diversified mix of equity and fixed income mutual funds
- Funds managed by multiple independent sub-advisors with unique investment styles
- Competitive investment performance across the platform
- 5 funds with Overall Morningstar Ratings of 4 or 5 stars; 5 funds with 3 stars

EQUITY FUNDS

	Value	Blend	Growth
Large	★★★	★★★★	★★★★ ★★★★★
Medium		★★★★ ★★★	
Small		★★★★	

FIXED INCOME FUNDS

	Short	Intermediate	Long
High	★★★	★★★ ★★★	
Medium			
Low			

Source: Morningstar, as of December 31, 2007

Strong Relationship with Diversified Group of Sub-Advisors

- Open-architecture, sub-advised platform brings strategic relationships and limited non-competes in the current product styles through November 30, 2011, subject to certain exceptions
  - ABN AMRO Asset Management
  - Baring Asset Management Limited
  - Cardinal Capital Management, LLC
  - ClariVest Asset Management LLC
  - MB Investment Partners, Inc.
  - McDonnell Investment Management, LLC
  - MFS Investment Management
  - Montag & Caldwell (ABN AMRO affiliate)
  - Neptune Investment Management, Ltd.
  - New Century Capital Management LLC
  - Optimum Investment Advisors
  - Resolution Asset Management Ltd.
  - River Road Asset Management (ABN AMRO affiliate)
  - Smart Portfolios, LLC
  - Strategic Global Advisors, LLC
  - TAMRO Capital Partners
  - Taplin, Canida & Habacht, Inc.
  - Veredus Asset Management (ABN AMRO affiliate)

Historical Mutual Fund Assets Under Management and Net Flows

Equity AUM ($bn)


8.0
6.0
4.0
2.0
0.0
4.2
4.0
4.1
6.2
6.7
6.0
5.3
4.9
2000
2001
2002
2003
2004
2005
2006
2007

Fixed Income AUM ($bn)


0.8
0.6
0.4
0.2
0.0
0.3
0.6
0.7
0.6
0.5
0.3
0.2
0.1
2000
2001
2002
2003
2004
2005
2006
2007

Equity Net Flows ($bn)


1.5
1.0
0.5
0.0
(0.5)
(1.0)
(1.5)
(0.2)
0.2
1.0
1.1
0.0
(1.0)
(1.2)
(0.4)
2000
2001
2002
2003
2004
2005
2006
2007

Fixed Income Net Flows ($bn)


0.3
0.2
0.1
0.0
(0.1)
(0.2)
(0.3)
0.0
0.3
0.1
(0.1)
(0.2)
(0.1)
(0.1)
(0.0)
2000
2001
2002
2003
2004
2005
2006
2007

Source: Morningstar, Strategic Insight and Aston Asset Management LLC
Note: Does not include separate account assets under management.

Diverse Growth Opportunities for Aston

- Internal growth of existing products
  - Market appreciation
  - Future net asset flows
  - 15 funds with less than $200 million in assets
    - Established investment performance track records
    - Capacity for new assets has potential to drive future growth
- Additional product lines
  - Money Market Fund Administration Agreement executed September 1, 2006 ($3.5 billion in assets as of December 31, 2007)
  - Expansion of separately managed account platform
  - Incubation and adoption of additional funds with existing and new sub-advisors
- Accretive add-on acquisitions

Diverse Family of Mutual Funds

Fund	Subadvisor	Morningstar Category	Morningstar Rating	Inception	AUM ($m) 12/31/07	% of Total AUM
EQUITY FUNDS						
Aston/Montag & Caldwell Growth	Montag & Caldwell	Large Growth	★★★★	Nov 1994	$ 2,026	40.7%
Aston/Optimum Mid Cap	Optimum Investment Advisors	Mid Cap Blend	★★★★	Sep 1994	918	18.5%
Aston Value	MFS Institutional Advisors	Large Value	★★★	Jan 1993	402	8.1%
Aston/ABN AMRO Growth	Montag & Caldwell	Large Growth	★★	Dec 1993	363	7.3%
Aston/TAMRO Small Cap	TAMRO Capital	Small Blend	★★★★	Nov 2000	345	6.9%
Aston River Road Small Cap Value	River Road Asset Management	Small Value	--	Jun 2005	278	5.6%
Aston/Veredus Aggressive Growth	Veredus Asset Management	Small Growth	★★	Jun 1998	188	3.8%
Aston/ABN AMRO Real Estate	ABN AMRO Asset Management	Specialty-Real Estate	★★★	Dec 1997	73	1.5%
Aston/Veredus Select Growth	Veredus Asset Management	Large Growth	★★★★★	Dec 2001	54	1.1%
Aston/River Road Small-Mid Cap	River Road Asset Management	Small Value	--	Mar 2007	51	1.0%
Aston Balanced	Montag & Caldwell	Moderate Allocation	★★	Sep 1995	33	0.7%
Aston/Optimum Large Cap Opportunity	Optimum Investment Advisors	Large Growth	--	Dec 2006	33	0.7%
Aston/River Road Dynamic Equity	River Road Asset Management	Mid Cap Value	--	Jun 2005	29	0.6%
Aston/ABN AMRO Global Real Estate	ABN AMRO Asset Management	Specialty-Real Estate	--	Aug 2007	18	0.4%
Aston/Montag & Caldwell Balanced	Montag & Caldwell	Moderate Allocation	★★	Nov 1994	18	0.4%
Aston/TAMRO All Cap Value	TAMRO Capital	Large Blend	★★★★	Nov 2000	14	0.3%
Aston/Resolution Global Equity	Resolution Asset Management	World Stock	--	Aug 2007	4	0.1%
Aston/Veredus Science Technology	Veredus Asset Management	Specialty-Technology	★★	Jun 2000	2	0.0%
Aston/Montag & Caldwell Mid Cap Growth	Montag & Caldwell	Mid Cap Growth	--	Nov 2007	2	0.0%
Aston/Barings International	Baring Asset Management	Foreign Large Blend	--	Nov 2007	2	0.0%
Aston/Neptune International Fund	Neptune Investment Management	Foreign Large Growth	--	Aug 2007	2	0.0%
Aston/Cardinal Mid Cap	Cardinal Capital Management	Mid Cap Value	--	Nov 2007	1	0.0%
Aston/SGA Small-Mid Cap	Strategic Global Advisors	Foreign Small/Mid Growth	--	Nov 2007	1	0.0%
Aston/Clarivest Mid Cap Growth	ClariVest Asset Management	Mid Cap Growth	--	Nov 2007	0	0.0%
Total Equity Funds					4,857	97.6%
FIXED INCOME FUNDS						
Aston/TCH Fixed Income	Taplin, Canida & Habacht	Int. Term Bond	★★★	Dec 1993	$ 90	1.8%
Aston/McDonnell Municipal Bond	McDonnell Investment Management	Muni National Interm	★★★	Dec 1993	14	0.3%
Aston/TCH Investment Grade Bond	Taplin, Canida & Habacht	Short Term Bond	★★★	Oct 1995	14	0.3%
Total Fixed Income Funds					118	2.4%
Total AUM					$ 4,975	100.0%

Source: Morningstar, as of December 31, 2007

Diverse Family of Mutual Funds

Fund	Subadvisor	Morningstar Category	Morningstar Rating	AUM ($m) 12/31/07	Annualized Total Returns 1-Year	3-Years	5-Years
EQUITY FUNDS							
Aston/Montag & Caldwell Growth	Montag & Caldwell	Large Growth	★★★★	$ 2,026	21.0%	11.3%	11.0%
Aston/Optimum Mid Cap	Optimum Investment Advisors	Mid Cap Blend	★★★★	918	12.9%	11.4%	18.4%
Aston Value	MFS Institutional Advisors	Large Value	★★★	402	8.1%	11.6%	14.9%
Aston/ABN AMRO Growth	Montag & Caldwell	Large Growth	★★	363	4.5%	2.9%	6.9%
Aston/TAMRO Small Cap	TAMRO Capital	Small Blend	★★★★	345	0.3%	9.5%	18.2%
Aston River Road Small Cap Value	River Road Asset Management	Small Value	--	278	-6.0%	-	-
Aston/Veredus Aggressive Growth	Veredus Asset Management	Small Growth	★★	188	12.2%	3.8%	14.3%
Aston/ABN AMRO Real Estate	ABN AMRO Asset Management	Specialty-Real Estate	★★★	73	-19.1%	7.6%	17.7%
Aston/Veredus Select Growth	Veredus Asset Management	Large Growth	★★★★★	54	24.3%	12.6%	18.4%
Aston/River Road Small-Mid Cap	River Road Asset Management	Small Value	--	51	-	-	-
Aston Balanced	Montag & Caldwell	Moderate Allocation	★★	33	4.5%	3.5%	6.2%
Aston/Optimum Large Cap Opportunity	Optimum Investment Advisors	Large Growth	--	33	20.4%	-	-
Aston/River Road Dynamic Equity	River Road Asset Management	Mid Cap Value	--	29	0.6%	-	-
Aston/ABN AMRO Global Real Estate	ABN AMRO Asset Management	Specialty-Real Estate	--	18	-	-	-
Aston/Montag & Caldwell Balanced	Montag & Caldwell	Moderate Allocation	★★	18	15.3%	8.2%	7.8%
Aston/TAMRO All Cap Value	TAMRO Capital	Large Blend	★★★★	14	7.9%	8.6%	13.2%
Aston/Resolution Global Equity	Resolution Asset Management	World Stock	--	4	-	-	-
Aston/Veredus Science Technology	Veredus Asset Management	Specialty-Technology	★★	2	14.4%	4.5%	12.0%
Aston/Montag & Caldwell Mid Cap Growth	Montag & Caldwell	Mid Cap Growth	--	2	-	-	-
Aston/Barings International	Baring Asset Management	Foreign Large Blend	--	2	-	-	-
Aston/Neptune International Fund	Neptune Investment Management	Foreign Large Growth	--	2	-	-	-
Aston/Cardinal Mid Cap	Cardinal Capital Management	Mid Cap Value	--	1	-	-	-
Aston/SGA Small-Mid Cap	Strategic Global Advisors	Foreign Small/Mid Growth	--	1	-	-	-
Aston/Clarivest Mid Cap Growth	ClariVest Asset Management	Mid Cap Growth	--	0	-	-	-
Total Equity Funds				4,857			
FIXED INCOME FUNDS							
Aston/TCH Fixed Income	Taplin, Canida & Habacht	Int. Term Bond	★★★	$ 90	4.2%	3.9%	4.1%
Aston/McDonnell Municipal Bond	McDonnell Investment Management	Muni National Interm	★★★	14	4.0%	3.0%	3.2%
Aston/TCH Investment Grade Bond	Taplin, Canida & Habacht	Short Term Bond	★★★	14	4.4%	3.2%	2.8%
Total Fixed Income Funds				118			
Total AUM				$ 4,975			

Source: Morningstar, as of December 31, 2007. Performance shown for N-class Funds.

Highbury Supplemental Information

Highbury Officers and Directors – R. Bruce Cameron, CFA

R. Bruce Cameron, CFA has been our chairman of the board since our inception. Mr. Cameron has been the president and chief executive officer of Berkshire Capital Securities LLC, or Berkshire Capital, a New York-based investment banking firm, since its formation in May 2004. Mr. Cameron co-founded Berkshire Capital Corporation, the predecessor firm to Berkshire Capital, in 1983 as the first independent investment bank covering the financial services industry, with a focus on investment management and capital markets firms. Mr. Cameron and his partners have advised on approximately 221 mergers and acquisitions of financial services companies, including high net worth managers, institutional investment managers, mutual fund managers, real estate managers, brokerage firms, investment banks and capital markets firms with aggregate client assets under management of nearly $417 billion and aggregate transaction value in excess of $9.7 billion. Mr. Cameron is the managing member of Broad Hollow LLC, an entity formed for the purpose of facilitating the investments in us made by our founding shareholders, which owns 776,250 shares of our common stock and 75,000 of our units. Prior to forming Berkshire Capital Corporation, Mr. Cameron was an associate director of Paine Webber Group Inc.'s Strategic Planning Group from 1981 through 1983. Mr. Cameron began his career at Prudential Insurance Company from 1978 through 1980, working first in the Comptroller's Department and then in the Planning & Coordination Group. Mr. Cameron was graduated from Trinity College, where he received a B.A. in Economics, and from Harvard Business School, where he received an M.B.A. Mr. Cameron also attended the London School of Economics. Mr. Cameron is a CFA charterholder and is on the membership committee of the New York Society of Security Analysts. Mr. Cameron is a director of Capital Counsel LLC in New York City, a high net worth investment management firm he advised when it was established. Mr. Cameron is a Fellow of the Life Management Institute. He is also a past trustee of the Securities Industry Institute.

Highbury Officers and Directors – Richard S. Foote, CFA

Richard S. Foote, CFA has been our president and chief executive officer and a member of our board of directors since our inception. Mr. Foote has been a managing director of Berkshire Capital since its formation in May 2004 and a managing director, principal and vice president of Berkshire Capital Corporation, the predecessor firm to Berkshire Capital, since 1994. Since 1994, Mr. Foote has advised on 29 completed mergers and acquisitions of financial services companies, including high net worth managers, institutional investment managers, mutual fund managers, real estate managers, brokerage firms, investment banks and capital markets firms with aggregate client assets under management of approximately $128 billion and aggregate transaction value of approximately $2.2 billion. Mr. Foote is a director of Berkshire Capital and serves on its compensation committee, commitment committee and technology committee. From 1991 through 1994, Mr. Foote was a co-founder and partner of Knightsbridge Capital Partners, a partnership engaged in investment banking and merchant banking activities. From 1985 to 1991, Mr. Foote was a vice president, an associate, and an analyst in the investment banking division of PaineWebber Incorporated, primarily working on mergers, acquisitions and the issuance of equity and debt securities. Mr. Foote was graduated from Harvard College, cum laude, in 1985 with an A.B. in Economics. Mr. Foote is a CFA charterholder and a member of the CFA Institute, the New York Society of Security Analysts, the Pension Real Estate Association and the National Council of Real Estate Investment Fiduciaries.

Highbury Officers and Directors – R. Bradley Forth, CFA

R. Bradley Forth, CFA has been our executive vice president, chief financial officer and secretary since our inception. Mr. Forth has been a vice president and an associate at Berkshire Capital since its formation in May 2004 and an associate and an analyst at Berkshire Capital Corporation, the predecessor firm to Berkshire Capital since 2001. Mr. Forth has advised on 18 mergers and acquisitions of financial services companies with aggregate transaction value of approximately $1.3 billion. He was graduated from Duke University in 2001 with a B.S. in Economics and a B.A. in Chemistry. Mr. Forth is a CFA charterholder and a member of the CFA Institute and the New York Society of Security Analysts.

Highbury Officers and Directors – Aidan J. Riordan

Aidan J. Riordan has been a member of our board of directors since May 2007. Mr. Riordan is a Partner at Calvert Street Capital Partners, Inc. ("CSCP"), a Baltimore-based private equity investment firm focused on middle-market manufacturing and service companies. Previously, he was an Associate with Castle Harlan, Inc., a New York-based middle-market private equity partnership from 2000 to 2003. Mr. Riordan also served as an Associate for Berkshire Capital Corporation, the predecessor firm to Berkshire Capital, from 1994 to 1998. He holds a Bachelor of Arts degree in Economics from the University of Pennsylvania and a Masters in Business Administration degree in Finance from Columbia Business School. Mr. Riordan currently serves on the boards of directors for two CSCP portfolio companies: Universal Millennium, a printing and graphics services company, and ADAPCO, a distributor of specialty chemicals and equipment.

Disclosure - Adjusted EBITDA

As supplemental information, we provide information regarding Adjusted EBITDA, a non-GAAP liquidity measure. This measure is provided in addition to, but not as a substitute for, cash flow from operations. Adjusted EBITDA means the sum of (a) net income determined in accordance with GAAP, plus (b) amortization of intangible assets, plus (c) interest expense, plus (d) depreciation, plus (e) other non-cash expenses, plus (f) income tax expense. This definition of Adjusted EBITDA is consistent with the definition of EBITDA used in our credit facility. Adjusted EBITDA, as calculated by us, may not be consistent with computations of Adjusted EBITDA by other companies. As a measure of liquidity, we believe that Adjusted EBITDA is useful as an indicator of our ability to service debt, make new investments and meet working capital requirements. We provide this non-GAAP measure because our management uses this information when analyzing the Company's financial position. The following tables provide reconciliations of net income and cash flow from operations, respectively, to Adjusted EBITDA.

	2007 (unaudited)
Net Income (loss) - GAAP	$ 852,892
Income tax expense	498,792
Interest expense	-
Impairment of intangibles	4,110,000
Depreciation and other amortization	222,114
Other non-cash expenses	-
Adjusted EBITDA	$ 5,683,798

	2007 (unaudited)
Cash flow from operations	$ 11,376,820
Interest expense	-
Current income tax provision	1,363,725
Changes in operating assets and liabilities and other adjustments to reconcile Net Income to net Cash Flow from Operations	(6,843,648)
Changes in minority interest	(213,099)
Adjusted EBITDA	$ 5,683,798

Disclosure - Cash Net Income

As supplemental information, we provide a non-GAAP performance measure that we refer to as Cash Net Income. This measure is provided in addition to, but not as a substitute for, GAAP Net Income. Cash Net Income means the sum of (a) net income determined in accordance with GAAP, plus (b) amortization of intangible assets, plus (c) deferred taxes related to intangible assets, plus (d) affiliate depreciation, plus (e) other non-cash expenses. We consider Cash Net Income an important measure of our financial performance, as we believe it best represents operating performance before non-cash expenses relating to the acquisition of our interest in our affiliated investment management firm. Cash Net Income is not a measure of financial performance under GAAP and, as calculated by us, may not be consistent with computations of Cash Net Income by other companies. Cash Net Income is used by our management and board of directors as a performance benchmark.

	2007 (unaudited)
Net Income (loss) - GAAP	$ 852,892
Intangible-related deferred taxes	(648,507)
Other non-cash expenses	-
Impairment of intangibles	4,110,000
Affiliate depreciation	222,114
Cash net income	$ 4,536,499

	2007 (unaudited)
Weighted average share outstanding, basic	9,527,000
Dilutive effect of warrants*	1,225,904
Weighted average shares outstanding, diluted	10,752,904

* Reflects dilutive effect of 15,820,000 warrants outstanding with a $5.00 exercise price, using the treasury stock method and based on a weighted average stock price for the period of $5.42.

Disclosure

Source of data on pages 20, 24 and 25 is Morningstar, Inc. Past performance is no guarantee of future results. For each fund with at least a 3-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its 3-, 5-and 10-year (if applicable) Morningstar Rating metrics.

HFI Highbury Financial Inc.

Permanent Capital Solutions for Investment Managers

R. Bruce Cameron, CFA
T: (212) 688-2349
F: (212) 688-2343
bcameron@highburyfinancial.com

Richard S. Foote, CFA
T: (212) 688-2341
F: (212) 688-2343
rfoote@highburyfinancial.com

R. Bradley Forth, CFA
T: (303) 357-4802
F: (303) 893-2902
bforth@highburyfinancial.com